# Lowe's to acquire RONA

## Creates Canada's leading home improvement retailer

February 3, 2016

**No Offer or Solicitation**

This announcement is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell shares of RONA.

# FORWARD LOOKING STATEMENTS

This document includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 including those regarding the Transaction and the expected impact of the Transaction on Lowe's strategic and operational plans and financial results. Statements including words such as "may", "will", "could", "should", "would", "plan", "potential", "intend", "anticipate", "believe", "estimate" or "expect" and other words, terms and phrases of similar meaning are forward-looking statements. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Such forward-looking statements include, but are not limited to, statements or implications about the benefits of the Transaction, including future financial and operating results, Lowe's or RONA's plans, objectives, expectations and intentions, the expected timing of completion of the Transaction, expectations for sales growth, comparable sales, earnings and performance, shareholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, Lowe's strategic initiatives, any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections, and comments reflected in these forward-looking statements are reasonable, we can give no assurance that such statements will prove to be correct. A wide variety of potential risks, uncertainties, and other factors could materially affect our ability to achieve the results either expressed or implied by these forward-looking statements including, but not limited to, changes in general economic conditions, such as the rate of unemployment, interest rate and currency fluctuations, fuel and other energy costs, slower growth in personal income, changes in consumer spending, changes in the rate of housing turnover, the availability of consumer credit and of mortgage financing, inflation or deflation of commodity prices, and other factors which can negatively affect our customers, as well as our ability to: (i) respond to adverse trends in the housing industry, such as a demographic shift from single family to multi-family housing, a reduced rate of growth in household formation, and slower rates of growth in housing renovation and repair activity, as well as uneven recovery in commercial building activity; (ii) secure, develop, and otherwise implement new technologies and processes necessary to realize the benefits of our strategic initiatives and enhance our efficiency; (iii) attract, train, and retain highly-qualified associates; (iv) manage our business effectively as we adapt our traditional operating model to meet the changing expectations of our customers; (v) maintain, improve, upgrade and protect our critical information systems from data security breaches and other cyber threats; (vi) respond to fluctuations in the prices and availability of services, supplies, and products; (vii) respond to the growth and impact of competition; (viii) address changes in existing or new laws or regulations that affect consumer credit, employment/labor, trade, product safety, transportation/logistics, energy costs, health care, tax or environmental issues; and (ix) respond appropriately to unanticipated failures to maintain a high level of product and service quality that could result in a negative impact on customer confidence and adversely affect sales. In addition, we could experience additional impairment losses if either the actual results of our operating stores are not consistent with the assumptions and judgments we have made in estimating future cash flows and determining asset fair values, or we are required to reduce the carrying amount of our investment in certain unconsolidated entities that are accounted for under the equity method. With respect to the Transaction discussed herein specifically, potential risks include the possibility that the Transaction will be rejected by RONA's shareholders; the possibility that even if the Transaction is approved by RONA's shareholders, the Transaction will not close or that the closing may be delayed; the failure to obtain, any necessary actions to obtain and the timing to obtain any required regulatory approvals for the Transaction or any transaction ancillary thereto; the effect of the announcement of the Transaction on Lowe's and RONA's strategic relationships, operating results and businesses generally; significant transaction costs or unknown liabilities; failure to realize the expected benefits of the Transaction; and general economic conditions. For more information about these and other risks and uncertainties that we are exposed to, you should read the "Risk Factors" and "Critical Accounting Policies and Estimates" included in our most recent Annual Report on Form 10-K to the United States Securities and Exchange Commission (the "SEC") and the description of material changes therein or updated version thereof, if any, included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC.

The forward-looking statements contained in this document are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this document or other specified date and speak only as of such date. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf about any of the matters covered in this document are qualified by these cautionary statements and in the "Risk Factors" included in our most recent Annual Report on Form 10-K to the SEC and the description of material changes, if any, therein included in our Quarterly Reports on Form 10-Q or subsequent filings with the SEC. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, change in circumstances, future events, or otherwise.

# COMPELLING STRATEGIC RATIONALE

- Accelerates Lowe's growth in Canada through the addition of RONA's attractive business and real estate portfolio
- Provides entry into Quebec, almost 25% of the Canadian home improvement market*, where Lowe's has no presence
- Fortifies a strong market presence in Canada, well positioned to capitalize on the market's strong long-term fundamentals
- Brings together Lowe's global scale and resources with RONA's local expertise
- Creates opportunities to enhance competitiveness and profitability in Canada

* Source: Hardlines 2015 Retail Report

# IDENTIFIED OPPORTUNITIES

- Over C$1 billion of opportunities to further increase revenue and operating profitability in Canada. These include:
  - **Enhancing customer relevance** by utilizing Lowe's strengths as a leading omni-channel home improvement company and drawing on its customer experience design capabilities
  - **Expanding customer reach and serving a new portion of the market** by applying Lowe's expertise in certain product categories, including its best-in-class appliance offering
  - **Driving increased profitability in Canada** by leveraging shared supplier relationships and enhanced scale, as well as Lowe's private label capabilities, in addition to eliminating RONA's public company costs
- Given these opportunities, we believe there is potential to double operating profitability in Canada over five years.

# ATTRACTIVE CANADIAN HI MARKET

- Currently estimated at over C$45 billion
- Stable market with forecasted CAGR of 3.9% from 2014 to 2018
- High level of home ownership and well-developed distribution infrastructure

**Canada HI Market Size (CAD billions) and Annual Growth[1]**


2.5%
1.1%
1.9%
2.5%
5.7%
3.4%
3.2%
4.6%
4.4%
4.1%
$60
$50
$40
$30
$20
$10
$-
40.5
40.9
41.7
42.7
45.1
46.7
48.2
50.4
52.6
54.8
2010
2011
2012
2013
2014
2015e
2016e
2017e
2018e
2019e
Total HI Market (C$ bn)

**Market Size Distribution[2]**


Territories
Atlantic
Ontario
West
Quebec

1 Source: IHS HIRI 2015 Report on Canadian HI Products Market
2 Source: Hardlines 2015 Retail Report

# BACKGROUND: RONA

LOWE'S NEVER STOP IMPROVING

- One of Canada's largest retailers and distributors of hardware, building materials, home renovation and gardening products, with locations across Canada



West
120 stores, all formats
72 corporate owned
48 dealer-owned
Ontario
111 stores, all formats
63 corporate owned
48 dealer-owned
Quebec
238 stores, all formats
87 corporate owned
151 dealer-owned
Atlantic
27 stores, all formats
14 corporate owned
13 dealer-owned

**Total**
496 stores, all formats
*236 corporate owned*
*260 dealer-owned*

- Operates a multi-format, multi-bannered portfolio of stores:
  - Retail- 236 corporate owned stores, using three different formats and various banners
  - Distribution- serves 260 dealer-owned stores utilizing its 9 distribution centers located across Canada

| Formats | Banners | # of Stores | Store Size |
|---|---|---|---|
| Big Box | RONA Home & Garden; RONA; RONA L'Entrepôt; RONA Le Régional; Réno-Dépôt | 80 | 50,000 to 165,000 square feet |
| Proximity | RONA Home & Garden; RONA; RONA Rénovateur | 131 | 10,000 to 50,000 square feet |
| Contractor | Marcil Matériaux et Rénovation; Dick's Lumber; Contractor First by RONA | 25 | 5,000 to 10,000 square feet |

# BACKGROUND: LOWE'S CANADA

- Began growing organically in 2007 and now operates 42 stores


West
10 stores
Ontario
32 stores

- Tailored store format and offering for the Canadian market, and optimized pricing and promotional strategy
- Launched e-commerce site in 2012, providing customers across Canada access to nearly 200,000 products online
- Built strong momentum, delivering 3 years of strong comparable sales growth
- With a strong foundation in place, scaling the Canadian business to enhance its profitability
  - As part of this effort, acquired 12 leased store locations (7 West, 5 Ontario) and an owned distribution center from Target Canada in July 2015

# TRANSACTION SUMMARY

| | |
|---|---|
| **Structure and Consideration** | • Lowe's to acquire all issued and outstanding common and preferred shares of RONA for C$24.00 and C$20.00 in cash per share, respectively<br>• Total transaction value of C$3.2 billion (US$2.3 billion) |
| **Compelling Financial Impact** | • Pro-forma 2015 revenue from Canadian operations are C$5.6 billion<br>• Excluding transaction- and integration-related costs, deal anticipated to be accretive to earnings in the first year following the acquisition's close |
| **Financing** | • RBC and CIBC arranged committed financing<br>• Transaction not expected to have an impact on credit rating; expected to return to 2.25x Lease-Adjusted Debt to EBITDAR within a year of the transaction closing |
| **Approvals and Closing** | • Transaction unanimously approved by the Boards of Directors of both Lowe's and RONA, and supported by the management teams of both companies<br>• Subject to approval by RONA's common shareholders, and customary closing conditions including regulatory approvals. Not subject to Lowe's shareholder approval<br>• Expected to close in the second half of 2016 |

LOWE'S NEVER STOP IMPROVING™

APPENDIX

# NON-GAAP MEASURES

Management is using non-GAAP financial measures in this document because it considers them to be important supplemental measures of the Company's performance.  Management also believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. Non-GAAP financial measures should be considered in addition to, not as a substitute for, net income, total debt or other financial measures prepared in accordance with GAAP. The Company's methods of determining these non-GAAP financial measures may differ from the methods used by other companies for these or similar non-GAAP financial measures. Accordingly, these non-GAAP financial measures may not be comparable to measures used by other companies.

# NON-GAAP MEASURES

## EBIT Margin (Operating Margin)

We define EBIT Margin as earnings before interest and taxes as a percentage of sales.

Lowe's believes that EBIT Margin is a useful measure to describe the Company's operating profit.

## Lease-Adjusted Debt

We define Lease-Adjusted Debt as short-term debt, current maturities of long-term debt, long-term debt excluding current maturities, and eight times the last four quarters' rent. We believe eight times rent is a reasonable industry standard estimate of the economic value of our leased assets.

Lowe's believes the ratio of Lease-Adjusted Debt to EBITDAR is a useful supplemental measure, as it provides an indication of the results generated by the Company in relation to its level of indebtedness by reflecting cash flow that could be used to repay debt.

# INVESTOR RELATIONS CONTACTS

## TIFFANY MASON

Senior Vice President, Corporate Finance and Treasurer

704.758.2033

tiffany.l.mason@lowes.com

## HEATHER HOLLANDER

Director, Investor Relations and Strategic Assessment

704.758.3579

heather.hollander@lowes.com

## Investor Relations Website

www.Lowes.com/investor